UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21652
Fiduciary/Claymore Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: November 30
Date of reporting period: December 1, 2019 - November 30, 2020

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:
•	Daily, weekly and monthly data on share prices, distributions, dividends and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices
•	Fund and adviser contact information
Tortoise Capital Advisors, L.L.C. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	November 30, 2020

DEAR SHAREHOLDER
We thank you for your investment in the Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”). This report covers the Fund’s performance for the annual period ended November 30, 2020.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the one year period ended November 30, 2020, the Fund provided a total return based on market price of -80.66% and a total return based on NAV of -77.09%. The closing price of the Fund’s shares as of November 30, 2020 was $5.98, representing a -22.94% discount to the NAV of $7.76.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid quarterly distributions totaling $2.268 per common share over the last twelve months. The latest distribution of $0.245 per share represents an annualized distribution rate of 16.4% based on the Fund’s closing market price of $5.98 on November 30, 2020. Please see Note 2(c) on page 31 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm.
Tortoise Capital Advisors, L.L.C. (“Tortoise”) is the Sub-Adviser of the Fund (the “Sub-Adviser”).
Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 50 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a

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(Unaudited) continued	November 30, 2020

premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5 of this report. You’ll find information on Tortoise’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.
The Fund’s semi-annual report was restated in order to present the Fund’s current and deferred taxes appropriately. Please see Note 15 – Impact of Tax Accruals on Fund NAV and Shareholders, beginning on page 41, for additional information and details.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
November 30, 2020

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2020

The Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) is managed by Tortoise Capital Advisors, L.L.C. (“Tortoise”). In the following interview, Portfolio Managers Matt Sallee, CFA and Quinn Kiley discuss the Fund’s performance for the annual fiscal period ended November 30, 2020.
Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy infrastructure MLPs and other energy infrastructure companies. The Fund considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third-party industry or sector classification consistent with the energy infrastructure designation. The Fund will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy.
The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in the energy, natural resources and real estate sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund is authorized to implement hedging strategies. Tortoise, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, Tortoise may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. During the period, the Fund engaged in a hedging strategy consisting of a covered call on a single equity security for the purpose of downside protection.

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For more information regarding the Principal Investment Strategies and Fundamental Investment Restrictions of the Fund, please see the Additional Information Regarding the Fund section of this report.
Discuss the Fund’s use of leverage during the period.
At period end, the Fund was using leverage through reverse repurchase agreements and through a line of credit with BNP Paribas. As of November 30, 2020, the Fund had $9.85 million outstanding in connection with the reverse repurchase agreement and $5.192 million outstanding in connection with the line of credit. The Fund pays interest on the amount borrowed on the line of credit at a rate of 3-month LIBOR plus 95 basis points (1.18% as of November 30, 2020). The Fund pays interest on the outstanding reverse repurchase agreement at a rate of 1-month LIBOR plus 115 basis points (1.30% as of November 30, 2020). At year end, the Fund’s leverage was 21.5% of managed assets.
The purpose of leverage is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater net asset value (“NAV”) volatility and may entail more downside risk than an unlevered portfolio. During the period, the Fund’s leverage was reduced as the value of the securities in the portfolio fell. Rising volatility during the period also reduced the amount of leverage the Fund was able to maintain. NAV was negatively impacted by reducing leverage during the downturn and subsequently having less leverage during the rebound later in the period.
Reverse repurchase agreements involve the risks that the total return earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.
How would you describe the MLP market over the twelve-month period ended November 30, 2020?
The past twelve months have been among the most volatile in the history of the economy and the capital markets, and energy was perhaps the most volatile sector during that time. Midstream companies entered the period with improved balance sheets, reduced capital budgets, and the prospective of positive free cash flow. This trajectory changed markedly in March when the combination of a supply surge and a demand shock sent the Alerian MLP Index into freefall. The Index fell over -70% in a matter of two months. The result of this precipitous fall was forced deleveraging of the whole suite of MLP-focused closed end funds, including FMO. Governments and central banks across the globe reacted with unprecedented levels of fiscal and monetary stimulus. Broader markets recovered quickly and eventually reached new all-time highs. Energy did not participate fully in the recovery, though prices did improve. The Alerian MLP Index ended the period down -24.7%. Overall the twelve month period ending November 30, 2020, was very disruptive to the MLP and energy infrastructure markets. The volatility experience caused structural changes in the Fund’s closed-end fund peer group. The underlying companies were much more resilient than equity prices would suggest. Midstream cash

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

flows were down on the order of five percent, and free cash flow actually improved. By and large, most of the fund’s portfolio exited the period stronger than it entered it, but at much lower valuations.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the twelve-month period ended November 30, 2020, the Fund provided a total return based on market price of -80.66% and a total return based on NAV of -77.09%. The closing price of the Fund’s shares as of November 30, 2020 was $5.98, representing a -22.94% discount to the NAV of $7.76.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2020, the Fund’s NAV included a current tax payable of $6.5 million and a net deferred tax liability of $1.6 million, or $1.15 per share.
How did other markets perform in this environment for the twelve-month period ended November 30, 2020?
Index Total Return
Alerian MLP Index	-24.50%
Bloomberg Barclays U.S. Aggregate Bond Index	7.28%
Standard & Poor’s (“S&P 500”) Index	17.46%

Please tell us about the Fund’s distributions.
The Fund paid quarterly distributions totaling $2.268 per common share over the last twelve months. The latest distribution of $0.245 per share represents an annualized distribution rate of 16.4% based on the Fund’s closing market price of $5.98 on November 30, 2020. Please see Note 2(c) on page 31 for more information on distributions for the period.
As of November 30, 2020, the Fund had distributed $111.33305 per common share to its shareholders, on a reverse share split adjusted basis, since the Fund’s inception in 2004. Approximately $68.80790 per common share or 62% of these distributions were considered non-dividend distributions, also known as return of capital, and $42.52515 per common share or 38% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2020, approximately 100% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in 2021.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

The Fund, Tortoise and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund’s portfolio positioned during the twelve-month period ended November 30, 2020, and what has that meant for performance?
The Fund was fully invested and levered in the reporting period. The Fund’s portfolio performance, prior to the impact of leverage and taxes, underperformed the Alerian MLP Index for the twelve month ended November 30, 2020.
The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. The portfolio was positioned with a bias towards higher yielding midstream companies to support the Fund’s shareholder distribution. The result is a portfolio with more weight in smaller capitalized companies with less weight in large-cap midstream corporations. The market sell-off in March 2020 disproportionately impacted smaller entities, which hurt portfolio performance relative to the Index. In order to maintain compliance with 1940 Act leverage, and associated asset coverage, requirements, the Fund had to sell portfolio securities near the market bottom in order to pay down leverage. Those positions that were liquidated did not participate in the market rebound in subsequent weeks, also hurting relative performance.
What were some of the leading contributors to, and detractors from, performance?
The single largest factor impacting performance was the sale of securities to pay down leverage of the Fund. These sales were required as the market dropped over seventy percent from January highs into the March lows. The unprecedented volatility was a challenging environment for a levered fund, which obviously exacerbates the market volatility. The Fund suffered from the sell-off, paying down leverage, and has not captured as much of the rebound because of lower leverage at the end of the period compared to the level at the time the Fund entered the sell-off. The related estimate of federal and state income tax expense associated with estimated taxable ordinary income from recapture as a result of these sales further detracted from the Fund’s performance.
The three largest contributors to performance were Cheniere Energy Partners LP, Williams Companies, Inc, and Nextera Energy Partners LP. Cheniere is a liquefied natural gas exporter and benefits from the growth in the global LNG markets. Williams is one of the largest natural gas pipeline operators with attractive exposure to both demand and supply areas in the northeast. Nextera is primarily a renewable power producer, operating wind and solar asset through the United States. The growing trend across the globe for increasing power from renewable sources has lifted these stocks, Nextera benefits from this trend as well.
The three largest detractors from performance were Energy Transfer LP, Phillips 66 Partners LP, and Crestwood Equity Partners LP. Energy Transfer cut its distribution during the period to reduce leverage on its balance sheet; the market expected this, and the name sold off. Energy Transfer and Phillips are partial owners of the Dakota Access Pipeline, which is caught up in a legal and regulatory imbroglio that

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

threatens to shut down the pipeline. As a result, both names traded poorly during the period. Demand for refined products had been reduced and the expectation for recovery was in doubt until the announcement of vaccines were able to improve demand outlook. Crestwood has significant exposure to the Bakken basin in the Dakotas. Production from the Bakken was shut down in reaction to the fall in crude oil prices earlier in the year. The market expected poor volumes from Bakken associated midstream companies, which hurt Crestwood.
Please provide additional detail about the Fund’s restatement of the 5/31/2020 semi-annual report.
Subsequent to the issuance of the May 31, 2020 financial statements, the Fund determined that the current tax payable and deferred tax liability related to its provision for income taxes for the period ended May 31, 2020 were understated in the financial statements of the Fund.
Changes to the accrued estimate of federal and state income tax expense resulted from an adjustment to the Fund’s estimate of ordinary income from depreciation recapture due to the Fund’s sale of certain of its MLP energy infrastructure investments (“MLP Investments”) during the semi-annual period. When an MLP interest is sold, Internal Revenue Code section 751 requires a recharacterization of capital gain or loss to ordinary income due to the MLP’s ownership of property subject to previous amounts of accelerated depreciation. Sales of MLP units may result in taxable income being realized even if the sale of the MLP units is at a loss or exceed the gain if sold at a gain. Such amounts will be reported to the Fund on a delayed basis. The accrual adjustments reflect a further review and change in understanding as to when information that could have enabled the Fund to estimate the ordinary income from recapture, the associated estimate of federal and state income tax expense, and the associated impact on the Fund’s NAV may have been available. The restatement adjustments had no effect on the reported fair values or cost of investments as reported in the Schedule of Investments. Asset-based expenses, as reported in the Statement of Operations, were adjusted as a result of the net assets decreasing during the period due to the restated estimated tax expenses. The adjustment is the culmination of ongoing consultation with GFIA’s tax advisers.
Management and the Board of Trustees of the Fund will consider strategic options relating to the future of the Fund.
Please refer to Note 15 - Impact of Tax Accruals on Fund NAV and Shareholders, beginning on page 41, for additional information and details.
Index Definition:
Indices are unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to various risk factors. Certain of these risk factors are described below. Please see the Additional Information Regarding the Fund section of this report, the Fund’s Prospectus, Statement of Additional Information (SAI) and guggenheiminvestments.com/fmo for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

Concentration Risk. Because the Fund is focused in companies operating in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. Therefore, a downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Covered Call Option Strategy Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Derivatives Transactions Risk. The Fund may utilize derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser (Tortoise Capital Advisors, L.L.C.) is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
Distribution Risk. The Fund will seek to maximize the portion of the Fund’s distributions to common shareholders that will consist of return of capital however, to the extent that the Fund’s cash flow is derived from distributions of the Fund’s share of an MLP’s taxable income, or from other amounts that are attributable to taxable income, such as distributions from other energy infrastructure companies, income or gain on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to common shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital (as opposed to taxable dividend income).
Energy Companies Risk. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy companies are subject to certain risks, including, but not limited to, the following:
Catastrophic Event Risk. Energy infrastructure entities are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These

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dangers include dramatic weather changes, leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities.
Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy infrastructure entities.
Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.
Reliance on Other Industries and Entities Risk. Energy companies rely heavily on other industries and entities in order to operate. Energy infrastructure entities in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. To the extent that energy infrastructure entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities, including master limited partnership (“MLP”) common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares (which represent an ownership interest issued by an MLP affiliate), and common stocks and other equity securities of other energy infrastructure companies and other issuers (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities have experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.

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Leverage Risk. The Fund’s use of leverage, through indebtedness or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. The effect of leverage in a declining market is likely to cause a greater decline in the net asset value of the Fund than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions at historical levels and common shareholders will bear any costs associated with selling portfolio securities. The Fund’s total leverage may vary significantly over time. To the extent the Fund increases its amount of leverage outstanding, it will be more exposed to these risks.
Liquidity Risk. MLP common units and other equity securities in which the Fund invests often trade on national securities exchanges, including the New York Stock Exchange (“NYSE”), the American Stock Exchange (“AMEX”) and the NASDAQ Stock Market (“NASDAQ”). However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 13

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Non-Diversified Status Risk. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s common shares. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. The Fund will select its investments in MLPs from a small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other energy infrastructure companies and securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies, consistent with its investment objective and policies.
Risk of Investing in MLP Units. The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP.
Small Capitalization Risk. The Fund may invest in securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. The market movements of equity securities of issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies; thus, the Fund could have greater difficulty selling such securities at a favorable time and price.
Tax Risks. The Fund is treated as a regular corporation for U.S. Federal income tax purposes, and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the

14 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would also have the effect of reducing the amount of cash available for distribution by the MLP and causing such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits (thus accelerating the recognition of taxable income). Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.
Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value, the Fund will account for its deferred tax liability and/or asset. Any deferred tax liability will reduce the Fund’s net asset value. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. In addition, the sale of an equity security in an MLP involves certain tax depreciation recapture relating to the MLP’s underlying assets. Such depreciation recapture is treated as ordinary income for tax purposes, and such ordinary income may result even if the sale of the MLP equity security is at a loss or exceed the gain if sold at a gain. MLPs generally provide the relevant tax information for these calculations on a delayed basis, usually during the calendar year following the sale, so final determination of any resulting recapture income may be similarly delayed. If the recapture exceeds operating losses, the Fund could recognize taxable income and have an income tax liability. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Fund for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Fund believes should be the price of the investment. In addition, it may be particularly difficult for the Fund to sell unregistered securities, restricted securities and securities for which there is no readily available trading market (“restricted securities”) at the price at which such securities have been valued by the Fund. For example, the amount received by a Fund in the sale of a restricted security may be less than the amount valued by the Fund as sales of restricted securities: (i) often require more time and results in higher selling expenses than other securities, (ii) may require negotiations between the issuer and purchaser of the restricted securities; and (iii) subject the restricted securities to market risks during the potentially considerable time between the Fund’s decision to sell the securities and the time when the Fund would be permitted to sell. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2020

methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

16 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	November 30, 2020

Fund Statistics
Share Price	$5.98
Net Asset Value	$7.76
Discount to NAV	(22.94%)
Net Assets ($000)	$55,018

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED NOVEMBER 30, 2020
	One	Three	Five	Ten
	Year	Year	Year	Year
Fiduciary/Claymore
Energy Infrastructure Fund
NAV	(77.09%)	(41.90%)	(28.50%)	(14.34%)
Market	(80.66%)	(45.64%)	(29.98%)	(16.89%)
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense (benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 17

FUND SUMMARY (Unaudited) continued	November 30, 2020

Portfolio Breakdown	% of Net Assets
Midstream Oil	64.1%
Diversified Infrastructure	40.9%
Gathering & Processing	14.7%
Midstream Natural Gas	13.5%
Other Energy Infrastructure	8.1%
Total Long-Term Investments	141.3%
Money Market Fund	1.2%
Total Investments	142.5%
Other Assets & Liabilities, net	(42.5%)
Net Assets	100.0%
Portfolio breakdown is subject to change daily. For more information please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

18 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	November 30, 2020

The above Share Price & NAV History is presented using NAVs that have been restated for the period, beginning on March 6, 2020. The NAVs and discount or premium presented above will not accord with the NAVs and discount or premium as originally published during the period beginning on March 6, 2020. Additionally, on July 27, 2020, a One-for-Five reverse share split, approved by the Board, became effective. The share prices and NAVs presented above have been restated to reflect the reverse share split.
All or a portion of the above distributions may be characterized as return of capital. For the year ended November 30, 2020, approximately 100% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in 2021.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS	November 30, 2020

	Shares	Value

MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† – 141.3%
Midstream Oil – 64.1%
Magellan Midstream Partners, LP1	192,036	$ 7,902,282
Plains All American Pipeline, LP1	985,992	7,828,777
NuStar Energy, LP1	332,570	4,419,855
Delek Logistics Partners, LP1	129,729	3,928,194
Phillips 66 Partners, LP1	143,105	3,846,662
Shell Midstream Partners, LP1	349,240	3,583,202
Genesis Energy, LP1	266,990	1,716,746
NGL Energy Partners, LP1	497,974	1,085,583
USD Partners, LP	253,538	938,091
Total Midstream Oil		35,249,392

Diversified Infrastructure – 40.9%
MPLX, LP1	389,965	8,204,863
Enterprise Products Partners, LP1	400,540	7,770,476
Energy Transfer, LP1	1,053,893	6,513,059
Total Diversified Infrastructure		22,488,398

Gathering & Processing – 14.7%
DCP Midstream, LP1	249,877	4,035,514
Western Midstream Partners, LP1	175,490	2,263,821
Noble Midstream Partners, LP1	190,444	1,814,931
Total Gathering & Processing		8,114,266

Midstream Natural Gas – 13.5%
TC PipeLines, LP1	106,577	3,293,229
Enable Midstream Partners, LP1	502,920	2,559,863
Crestwood Equity Partners, LP1	97,635	1,592,427
Total Midstream Natural Gas		7,445,519

Other Energy Infrastructure – 8.1%
Cheniere Energy Partners, LP1	116,645	4,444,175
Total Master Limited Partnerships and Related Entities
(Cost $46,391,722)		77,741,750

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	November 30, 2020

	Shares	Value
MONEY MARKET FUND† – 1.2%
Dreyfus Treasury Obligations Cash Management Fund – Institutional Shares, 0.01%[2]	672,300	$ 672,300
Total Money Market Fund
(Cost $672,300)		672,300
Total Investments – 142.5%
(Cost $47,064,022)		$ 78,414,050
Other Assets & Liabilities, net – (42.5)%		(23,396,307)
Total Net Assets – 100.0%		$ 55,017,743

†	Value determined based on Level 1 inputs — See Note 6.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of November 30, 2020, the total amount segregated was $66,624,884, of which $32,230,196 is related to the outstanding line of credit and $34,394,688 is related to reverse repurchase agreements.

2	Rate indicated is the 7-day yield as of November 30, 2020.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued	November 30, 2020

The following table summarizes the inputs used to value the Fund’s investments at November 30, 2020 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Master Limited Partnerships and
Related Entities	$ 77,741,750	$ —	$ —	$ 77,741,750
Money Market Fund	672,300	—	—	672,300
Total Assets	$ 78,414,050	$ —	$ —	$ 78,414,050
Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of November 30, 2020, reverse repurchase agreements of $9,850,000 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
See notes to financial statements.

22 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	November 30, 2020

ASSETS:
Investments, at value (cost $47,064,022)	$ 78,414,050
Cash	3,410,447
Receivable from investment advisor	117,324
Prepaid expenses	5,568
Interest receivable	42
Total assets	81,947,431
LIABILITIES:
Reverse repurchase agreements (Note 7)	9,850,000
Borrowings (Note 8)	5,192,000
Interest due on borrowings	26,032
Net deferred tax	1,636,154
Payable for:
Current tax	6,486,160
Investments purchased	3,410,447
Professional fees	224,897
Offering costs	53,332
Trustees’ fees and expenses*	32,618
Other fees and expenses	18,048
Total liabilities	26,929,688
NET ASSETS	$ 55,017,743
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 7,088,154 shares issued and outstanding	$ 70,882
Additional paid-in capital	93,595,305
Total distributable earnings (loss)	(38,648,444)
NET ASSETS	$ 55,017,743
Shares outstanding ($0.01 par value with unlimited amount authorized)	7,088,154
Net asset value	$ 7.76
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 23

STATEMENT OF OPERATIONS	November 30, 2020
For the Year Ended November 30, 2020

INVESTMENT INCOME:
Interest	$ 110,180
Dividends	1,443,294
Distributions from master limited partnerships	18,140,705
Less: Return of capital distributions	(16,737,809)
Less: Distributions classified as realized gains	(1,402,896)
Total investment income	1,553,474
EXPENSES:
Investment advisory fees	1,717,965
Interest expense	1,474,379
Professional fees	630,458
Trustees’ fees and expenses*	58,504
Printing fees	54,052
Administration fees	41,911
Fund accounting fees	40,876
Registration and filings	34,610
Transfer agent fees	20,862
Insurance	13,462
Custodian fees	10,378
Miscellaneous	53,776
Total expenses	4,151,233
Net investment loss before taxes	(2,597,759)
Current tax benefit (expense)	(436,660)
Deferred tax benefit (expense)	316,535
Net investment loss after tax	(2,717,884)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	(136,429,602)
Current tax benefit (expense)	(22,889,846)
Deferred tax benefit (expense)	16,592,800
Options written	254,392
Net realized loss after tax	(142,472,256)
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	(66,286,513)
Options written	(315,992)
Deferred tax benefit (expense)	8,115,442
Net change in unrealized appreciation (depreciation) after tax	(58,487,063)
Net realized and unrealized loss after tax	(200,959,319)
Net decrease in net assets resulting from operations	$ (203,677,203)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	November 30, 2020

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss after tax	$ (2,717,884)	$ (7,431,213)
Net realized gain (loss) on investments after tax	(142,472,256)	7,456,807
Net change in unrealized appreciation (depreciation)
on investments after tax	(58,487,063)	(54,529,678)
Net decrease in net assets resulting from operations	(203,677,203)	(54,504,084)
Return of capital to Common Shareholders – See Note 2(c)	(16,075,933)	(45,803,649)
Net decrease in net assets	(219,753,136)	(100,307,733)
NET ASSETS:
Beginning of period	274,770,879	375,078,612
End of period	$ 55,017,743	$ 274,770,879

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 25

STATEMENT OF CASH FLOWS	November 30, 2020
For the Year Ended November 30, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$ (203,677,203)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments before taxes	66,286,513
Net change in unrealized (appreciation) depreciation on options written	315,992
Net realized loss on investments before taxes	136,429,602
Net realized gain on options written	(254,392)
Purchase of long-term investments	(87,691,629)
Proceeds from sale of long-term investments	255,291,488
Net proceeds from sale of short-term investments	5,605,056
Return of capital distributions received from investee companies	16,737,809
Distributions classified as realized gains from investee companies	1,402,896
Costs of closing options written	(121,600)
Increase in receivable from advisor	(117,324)
Decrease in current tax receivable	7,853,425
Decrease in prepaid expenses	1,754
Decrease in interest receivable	21,523
Decrease in investments sold receivable	354,339
Decrease in interest due on borrowings	(233,870)
Increase in current tax payable	6,486,160
Decrease in trustees’ fees and expenses payable	(1,220)
Increase in professional fees payable	42,660
Increase in investments purchased payable	3,410,447
Decrease in investment advisory fees payable	(396,440)
Decrease in net deferred tax liability	(25,024,777)
Decrease in other fees and expenses payable	(62,712)
Net Cash Provided by Operating and Investing Activities	$ 182,658,497
Cash Flows From Financing Activities:
Distributions to common shareholders	(16,075,933)
Payments made on borrowings	(87,808,000)
Proceeds from reverse repurchase agreements	5,000,000
Payments made on reverse repurchase agreements	(80,360,117)
Decrease in offering costs payable	(4,000)
Net Cash Used in Financing Activities	(179,248,050)
Net increase in cash	3,410,447
Cash at Beginning of Period	—
Cash at End of Period	$ 3,410,447
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 1,918,365
Supplemental Disclosure of Cash Flow Information: Taxes paid during the year	$ 15,094,050

See notes to financial statements.

26 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019(g)	2018(g)	2017(g)	2016(g)
Per Share Data:
Net asset value, beginning of period	$38.76	$52.92	$58.14	$73.82	$78.70
Income from investment operations:
Net investment loss(a)(b)	(0.38)	(1.05)	(1.20)	(0.70)	(0.70)
Net gain (loss) on investments (realized and unrealized)(b)	(28.35)	(6.66)	2.98	(6.38)	4.42
Total from investment operations	(28.73)	(7.71)	1.78	(7.08)	3.72
Common shares’ offering expenses charged to paid-in-capital	—	—	—	(0.00)*	—
Less distributions from:
Return of capital(c)	(2.27)	(6.45)	(7.00)	(8.60)	(8.60)
Total distributions to shareholders	(2.27)	(6.45)	(7.00)	(8.60)	(8.60)
Net asset value, end of period	$7.76	$38.76	$52.92	$58.14	$73.82
Market value, end of period	$5.98	$35.50	$49.05	$55.60	$74.10
Total Return(d)
Net asset value	(77.09%)	(16.17%)	2.13%	(10.38%)	6.32%
Market value	(80.66%)	(16.35%)	(0.69%)	(14.68%)	22.79%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$55,018	$274,771	$375,079	$411,194	$496,831
Ratio of net expenses to average net assets of:
Including current and deferred income tax	2.13%	(1.76%)	(7.04%)	(4.74%)	5.05%
Excluding current and deferred income tax(e)	3.61%	4.02%	3.35%	2.55%	2.27%
Ratios of net investment income (loss) to average net assets:
Including current and deferred income tax	(0.78%)	2.93%	7.88%	5.63%	(4.34%)
Excluding current and deferred income tax	(2.26%)	(2.85%)	(2.50%)	(1.65%)	(1.56%)
Portfolio turnover rate	45%	33%	41%	20%	24%

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 27

FINANCIAL HIGHLIGHTS continued	November 30, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019(g)	2018(g)	2017(g)	2016(g)
Senior Indebtedness:
Borrowings-committed facility agreement (in thousands)	$5,192	$93,000	$118,000	$118,000	$183,000
Asset Coverage per $1,000 of indebtedness(f)	$11,597	$3,955	$4,179	$4,485	$3,715

*	Less than $0.005.
(a)	Based on average shares outstanding.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
For the years ended November 30, 2020, 2019, 2018, 2017 and 2016 approximately $0.00, $3.55, $1.85, $0.00, and $0.00 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the years ended November 30 would be:

2020	2019	2018	2017	2016
2.32%	1.87%	1.71%	1.61%	1.60%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(g)	Reverse share split — Per share amounts for the years presented through November 30, 2019 have been restated to reflect a 1:5 reverse share split effective July 27, 2020 — See Note 14.
See notes to financial statements.

28 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	November 30, 2020

Note 1 – Organization
Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

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If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Money market funds are valued at their net asset value (“NAV”).
Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the year ended November 30, 2020, the Fund estimated 92.3% of its distributions from MLPs as return of capital and 7.70% of its distributions from MLPs as realized gains, which is reflected in the Statement of Operations.

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(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. GAAP which may differ from their ultimate characterization for U.S. federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV.
For the year ended November 30, 2020, approximately 100% were considered return of capital for U.S. federal income tax purposes.
The final tax character of the distributions were as follows:
	2020	2019
Dividend Income	$ —	$ 25,157,792
Tax return of capital	$ 16,075,933	20,645,857
Total	$ 16,075,933	$ 45,803,649
On a U.S. GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2020 and 2019 was paid-in capital.
(d) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.
When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purposes:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. As of November 30, 2020, there were no options purchased outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call options written on a monthly basis:
Average Notional
Use	Written Call
Hedge	—*

*	Call options written were outstanding for 22 days during the year ended November 30, 2020. The average notional written call amount during the period was $6,560,000.

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Derivative Investment Holdings Categorized by Risk Exposure
There were no derivatives outstanding as of November 30, 2020.
The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended November 30, 2020:
Location of Gain
Derivative Investment Type	(Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended November 30, 2020:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
$ 254,392

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Options Written
Equity Risk
$ (315,992)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 –Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a

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NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:
Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase
Agreements	$ 9,850,000	$ —	$ 9,850,000	$ (9,850,000)	$ —	$ —

Note 5 –Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these

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services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees (if any) of the Fund who are Tortoise’s affiliates. As compensation for its services, the Adviser pays the Sub-Advisor a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others on a pass-through basis.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. No advisory fees were waived for the year ended November 30, 2020. See Note 11 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 –Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended November 30, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $27,665,574. The weighted average interest rate was 2.61%. As of November 30, 2020 there was $9,850,000 in reverse repurchase agreements outstanding.
As of November 30, 2020, the Fund had the following outstanding reverse repurchase agreements:
Counterparty	Interest Rate	Maturity Date	Face Value
BNP Paribas	1.30%* (1 Month	Open Maturity	$ 9,850,000
LIBOR + 1.15%)

*	Variable rate security. Rate indicated is the rate effective at November 30, 2020.

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NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2020, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater
	Continuous	Up to 30 days	31-90 days	than 90 days	Total
Master Limited Partnerships
and Related Entities	$ 9,850,000	$ —	$ —	$ —	$ 9,850,000
Gross amount of recognized
liabilities for reverse
repurchase agreements	$ 9,850,000	$ —	$ —	$ —	$ 9,850,000
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 8 – Borrowings
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of November 30, 2020, the amount outstanding in connection with the Fund’s credit facility was $5,192,000. As of November 30, 2020, securities with a market value of $32,230,196 have been segregated and pledged as collateral for the credit facility.
The average daily amount of borrowings on the credit facility during the year ended November 30, 2020, was $29,427,131 with a related weighted average interest rate of 2.55%. The maximum amount outstanding during the year ended November 30, 2020, was $93,000,000. On December 9, 2020, the maximum commitment under the credit facility agreement was reduced to $5,192,000.
Note 9 – Federal Income Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income and recognizes taxable income related to depreciation recapture from sales of MLP units. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on common shares.

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NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

At November 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
Net Tax
	Gross Tax	Gross Tax	Unrealized
Cost of Investments	Unrealized	Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	(Depreciation)
$ 71,223,539	$ 25,349,926	$ (18,159,415)	$ 7,190,511

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. Based on current U.S. tax law, any future sales of MLP units held by the Fund may result in the recognition of ordinary income that may result in the accrual of current and deferred taxes, which may materially reduce the Fund’s NAV.
The Tax Cuts and Jobs Act (the “TCJA”), signed into law on December 22, 2017, made modifications to the corporate net operating loss (“NOL”) deduction. For NOLs arising in tax years beginning before January 1, 2018, the pre-TCJA rule allowed a two-year carryback period and a 20-year carryforward period. For NOLs arising in tax years beginning on January 1, 2018, or after, the TCJA eliminated NOL carrybacks and replaced the 20-year carryforward period with an unlimited carryforward period. The Coronavirus Aid, Relief, and Economic Stability Act (the “CARES Act”), signed into law on March 27, 2020, revised the TCJA language regarding NOL carrybacks, reinstating the two-year carryback period for certain tax years and providing a five-year carryback period for certain later tax years. The TCJA also established a limitation for NOLs generated in tax years beginning after December 31, 2017, to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The CARES Act has delayed the application of this 80% limitation.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to sales of MLP units, and to estimate the associated current and deferred tax liability. Such estimates are made in good faith. The estimated tax liability amounts are based on estimated information, and the actual tax liability will not be known until the Fund receives the final tax information as computed and reported to the Fund by each MLP as reflected in each MLP’s Schedule K-1 and supplemental schedules, expected to be received before the end of March 2021. The final tax information provided by each MLP determines the Fund’s actual tax expense and related liability with respect to such investments, and the determination of the Fund’s actual tax liability may have a material impact on

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NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

the Fund’s NAV. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the current and deferred tax liability.
The Fund’s income tax provision consists of the following:

Current federal income tax expense:	$ (21,031,867)
Current state income tax expense:	(2,294,639)
Deferred federal income tax benefit:	24,420,162
Deferred state income tax benefit:	604,615
Total current and deferred tax benefit:	$ 1,698,271
Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized gains and unrealized appreciation before taxes as follows:
		Rate
Application of statutory income tax rate:	$ (43,168,755)	(21.00%)
State income taxes:	(4,662,188)	(2.27%)
Change in valuation allowance:	43,969,747	21.39%
Permanent and other differences:	2,162,925	1.05%
Total :	$ (1,698,271)	(0.83%)
Permanent and other differences primarily represent the state apportionment changes, dividend received deduction and foreign tax credits.
Other differences primarily represent federal and state refunds.
Components of the Fund’s deferred tax assets and liabilities as of November 30, 2020, are as follows:
Deferred tax assets:
Deferred tax benefit on net operating losses, capital loss carryforwards and foreign tax credits:	$ 45,657,806
Less: Valuation allowance:	(45,657,806)
Net deferred tax asset	$ —
Deferred tax liabilities:
Deferred tax on unrealized gain on investments:	$ (1,636,154)
Net deferred tax liability	$ (1,636,154)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions take or excepted to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expenses in the current year. Open tax years are those that are open for examination by tax authorities (i.e. generally the last three tax year ends and the interim tax period since then).

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NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

At November 30, 2020 the Fund had no net operating loss carryforwards for tax purposes and had net capital loss carryforwards for tax purposes, which may be carried forward for 5 years, as follows:
Expiration Date
11/30/2024	$ 5,553,263
11/30/2025	186,300,796
Total	$ 191,854,059
Note 10 – Securities Transactions
For the year ended November 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were $87,691,629 and $255,291,488, respectively.
Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 7,088,154 shares issued and outstanding.
Transactions in common shares were as follows:

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019*
Beginning Shares	7,088,154	7,088,154
Shares issued through dividend reinvestment	—	—
Common shares issued through at-the-market offering	—	—
Ending Shares	7,088,154	7,088,154

*	Common shares for the year ended November 30, 2019, have been restated to reflect a 1:5 reverse share split effective July 27, 2020 – See Note 14.
On February 28, 2017, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,750,000 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. As of November 30, 2020, up to 3,302,255 shares remained available under the at-the-market sales agreement.
The Adviser paid the costs associated with the offerings of shares and is reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the year ended November 30, 2020 and 2019, the Fund reimbursed the Adviser $4,000 and $67,414, respectively, for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 12 – Concentration of Risk
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment

40 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 13 - COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 14 – Reverse Share Split
Effective on July 27, 2020, a One-for-Five reverse share split occurred for the Fund. The effect of these transactions was to divide the number of outstanding shares of the Fund by its reverse share split ratio, resulting in a corresponding increase in the NAV. The common shares presented in Note 11 of these Notes to Financial Statements and the Per Share Data in the Financial Highlights for each of the periods presented prior to the effective date, has been restated to reflect the reverse share split. There were no changes in net assets, results of operations or total return as a result of these transactions.
Note 15 – Impact of Tax Accruals on Fund NAV and Shareholders
In connection with the sale of MLP interests, and the determination to estimate the Fund’s tax expense related to ordinary income from recapture in closer proximity to the sale of such MLP Investments, the Fund, on November 13, 2020, reflected in its NAV an accrual of estimated tax liability for the tax expense related to the sale of certain of its MLP Investments. Following further review of the circumstances giving rise to the accrual, the Fund determined, on December 28, 2020, it was appropriate to adjust the accrual by allocating and recording a portion of the accrual in connection with each sale of a MLP Investment by the Fund beginning as of March 6, 2020.
The Fund also reviewed its application of the income tax recapture rules in prior years and the effect of such application on prior years’ financial statements and tax return filings. Upon the conclusion of its

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	November 30, 2020

review, the Fund determined, on February 1, 2021, that no adjustment was required to any year prior to the fiscal year ended November 30, 2020, and that it was appropriate to reduce the estimated tax liability that was announced and recorded on November 13, 2020, to reflect certain reclassifications of income and related changes in the Fund’s tax liabilities beginning as of March 6, 2020.
The Fund has revised its NAV to reflect the accruals recorded during the time period beginning March 6, 2020, as reflected in this report. GFIA also has reimbursed the Fund for excess asset-based fees paid to the Fund’s service providers as a result of the overstatement of the Fund’s NAV during the relevant period, beginning on March 6, 2020.
As a result, the Fund restated its Statement of Assets and Liabilities as of May 31, 2020, the interim financial reporting period, and its Statement of Operations for the period then ended, its Statements of Changes in Net Assets and Statement of Cash Flows for the period ended May 31, 2020, and its Financial Highlights for the period ended May 31, 2020.
In recognition that certain of the Fund's shareholders may have been adversely affected by these events, GFIA has determined to compensate those Fund investors who, under applicable law, suffered cognizable losses in connection with the timing of the Fund’s accruals related to the sale of its MLP Investments during the relevant time period. The Fund will not bear the cost of compensating such investors, nor will it bear certain expenses incurred in connection with the review of the Fund’s past accrual practices and the compensation of investors. Accordingly, GFIA expects to compensate eligible Fund investors directly and therefore, no provision for such compensation is reflected in the Fund’s financial statements. GFIA will notify shareholders, financial advisors, and others of additional details regarding such compensation as soon as practicable. GFIA also will post related information to the Fund’s website and publish future press releases to communicate additional information as soon as such information is available.
Note 16 –Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

42 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	November 30, 2020

To the Shareholders and the Board of Trustees of
Fiduciary/Claymore Energy Infrastructure Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”), including the schedule of investments, as of November 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
February 23, 2021

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 43

OTHER INFORMATION (Unaudited)	November 30, 2020

Federal Income Tax Information
In January 2021, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2020.
Trustees
The Trustees of the Fiduciary/Claymore Energy Infrastructure Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***

Independent Trustees:

Randall C. Barnes	Trustee and	Since 2004	Current: Private Investor (2001-present).	157	Current: Purpose Investments Funds
(1951)	Chair of the	(Trustee)			(2013-present).
	Valuation		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Oversight	Since 2020	President, Pizza Hut International (1991-1993); Senior Vice President, Strategic		Former: Managed Duration Investment
	Committee	(Chair of	Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2006-2016).
the Valuation
Oversight
Committee)
Angela Brock-Kyle	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	156	Current: Bowhead Insurance GP, LLC
(1959)					(2020-Present) Hunt Companies, Inc.
			Former: Senior Leader, TIAA (1987-2012).		(2019-present).

Former: Infinity Property & Casualty
Corp. (2014-2018).
Donald A.	Trustee	Since 2014	Current: Retired.	156	Former: Midland Care, Inc. (2011-2016).
Chubb, Jr.[1]
(1946)			Former: Business broker and manager of commercial real estate,
Griffith & Blair, Inc. (1997-2017).

44 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***

Independent Trustees continued:

Jerry B. Farley[1]	Trustee	Since 2014	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust
(1946)					(2000-present).

Former: Westar Energy, Inc. (2004-2018).
Roman	Trustee	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	156	Former: Zincore Metals, Inc.
Friedrich III[1]			(1998-present).		(2009-2019).
(1946)
Thomas F.	Trustee and	Since 2019	Current: President, Global Trends Investments (1996-present); Co-Chief	156	Current: US Global Investors (GROW)
Lydon, Jr.	Chair of the	(Trustee)	Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer,		(1995-present).
(1960)	Contracts		Lydon Media (2016-present).
	Review	Since 2020			Former: Harvest Volatility Edge Trust (3)
	Committee	(Chair of			(2017-2019).
the Contracts
Review
Committee)
Ronald A.	Trustee and	Since 2004	Current: Of Counsel, Momkus LLP (2016-present).	157	Current: PPM Funds (3) (2018 - present);
Nyberg	Chair of the				Edward-Elmhurst Healthcare System
(1953)	Nominating and		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		(2012-present).
	Governance		President, General Counsel, and Corporate Secretary, Van Kampen
	Committee		Investments (1982-1999).		Former: Western Asset Inflation-Linked
Opportunities & Income Fund (2004-
April 2020); Western Asset Inflation-
Linked Income Fund (2003-April 2020);
Managed Duration Investment Grade
Municipal Fund (2003-2016).

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 45

OTHER INFORMATION (Unaudited) continued	November 30, 2020

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***

Independent Trustees continued:

Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	156	Current: SPDR Series Trust (81)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit		Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-		Funds (30) (2018-present); SSGA Active
	Committee	Since 2020	Companies, Inc. (2007-2017).		Trust (14) (2018-present).
(Chair of
		the Audit			Former: SSGA Master Trust (1)
		Committee)			(2018-September 2020).
Ronald E.	Trustee, Chair	Since 2004	Current: Portfolio Consultant (2010-present); Member, Governing Council,	156	Former: Western Asset Inflation-Linked
Toupin, Jr.	of the Board		Independent Directors Council (2013-present); Governor, Board of Governors,		Opportunities & Income Fund
(1958)	and Chair of		Investment Company Institute (2018-present).		(2004-April 2020); Western Asset
	the Executive				Inflation-Linked Income Fund
	Committee		Former: Member, Executive Committee, Independent Directors Council		(2003-April 2020); Managed Duration
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		Investment Grade Municipal Fund
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		(2003-2016).
(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit
Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

46 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

	Position(s)	Term of Office		Number of
Name, Address*	Held	and Length		Portfolios in
and Year of Birth	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
of Trustees	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***

Interested Trustee:

Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	156	None.
(1961)	President and	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex
	Chief Legal		(2014-present); Vice President, certain other funds in the Fund Complex
	Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer, certain other funds in the Fund
		Since 2012	Complex (2017-2019); Vice President, Associate General Counsel and Assistant
		(Vice President)	Secretary, Security Benefit Life Insurance Company and Security Benefit
Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the
Predecessor Corporation.
***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust,
Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities
Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex
Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible &
Income Fund.
****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
1	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 47

OTHER INFORMATION (Unaudited) continued	November 30, 2020

OFFICERS
The Officers of the Fiduciary/Claymore Energy Infrastructure Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years

Officers:

Brian E. Binder	President and	Since 2018	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and
(1972)	Chief Executive		Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer,
	Officer		Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior
Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2014-present).
Officer
Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the
Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex
(1972)	Treasurer		(2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
(1969)	Treasurer
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary

48 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	November 30, 2020

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of	Principal Occupation(s)
and Year of Birth	Trust	Time Served**	During Past Five Years

Officers continued:

William Rehder	Assistant	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
(1967)	Vice President
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Officer, Chief		Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Treasurer		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial
Officer and Treasurer, Van Kampen Funds (1996-2004).
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 49

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2020

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

50 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2020

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 51

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)	November 30, 2020

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Effective October 31, 2020, Jim Cunnane no longer served as a portfolio manager for the Fund and Matt Sallee became a portfolio manager for the Fund.
Recent Market, Economic, and Social Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.
The outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.
PRINCIPAL INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund’s investment objective is considered

52 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)(continued)	November 30, 2020

fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined herein) in energy infrastructure master limited partnerships (“MLPs”) and other energy infrastructure companies. The Fund considers an “energy infrastructure” MLP or company to be an MLP or company (i) engaged in the development, construction, distribution, management, ownership, operation and/or financing of energy infrastructure assets, including, but not limited to, assets used in exploration, development, production, generation, transportation (including marine), transmission, terminal operation, storage, gathering, processing, refining, distribution, mining, or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity or power generation, or that provides energy-related equipment or services, and that has at least 50% of its assets, income, sales or profits committed to or derived from energy infrastructure related assets or activities or (ii) that have been given a third party industry or sector classification consistent with the energy infrastructure designation. The Fund will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy.
“Managed Assets” of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. Equity securities of energy infrastructure entities include MLP common units, MLP subordinated units, MLP preferred units, MLP general partner interests and equity securities of MLP affiliates, including I-Shares. The Fund may invest in equity securities of energy infrastructure MLPs and other energy infrastructure companies without regard for their market capitalization. For as long as the word “energy infrastructure” is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in energy infrastructure MLPs and other energy infrastructure companies.
To seek to generate current income, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of energy infrastructure MLPs and other energy infrastructure companies and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in securities issued by non-public companies.
The Fund may invest a total of up to 25% of its Managed Assets in debt securities, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”); BB or lower by Standard & Poor’s Ratings Group (“S&P”); comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody’s; B- by S&P; comparably rated by another statistical

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rating organization; or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.
The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than energy infrastructure MLPs and other energy infrastructure companies.
The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.
The Fund may invest up to 15% of its Managed Assets in royalty trusts.
These policies may be changed by the Fund’s Board of Trustees. If the Fund’s policy with respect to investing at least 80% of the Managed Assets of the Fund in energy infrastructure MLPs and other energy infrastructure companies changes, the Fund will provide shareholders at least 60 days’ notice before implementation of the change.
THE FUND’S INVESTMENTS
Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. Any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its gross income for each taxable year from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of

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oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends on their shares of the MLP’s income).
Investment Philosophy
Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in securities of energy infrastructure MLPs and other energy infrastructure companies that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. A substantial portion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Sub-Adviser seeks to identify securities offering a combination of quality, growth and yield intended to produce superior total returns over the long run. The stock selection process employed by the Sub-Adviser includes consideration of quantitative, qualitative and relative value factors. The Sub-Adviser emphasizes proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests. In applying its criteria, the Sub-Adviser considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure and management team.
Portfolio Contents
The Fund seeks to achieve its investment objective by investing primarily in securities of energy infrastructure MLPs and other energy infrastructure companies that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund may invest in other securities described below consistent with the Fund’s investment objective and policies.
MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.
MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to convertible subordinated unit holders or incentive distributions may be paid to the general partner. In the event of a liquidation, common unit holders have preference to the remaining assets of the MLP over subordinated units, but not over debt holders or preferred unit holders.

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MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.
General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.
Equity Securities. The Fund may invest in (i) equity securities issued by MLPs and MLP affiliates, including general partners of MLPs, (ii) equity securities issued by other energy infrastructure companies and (iii) equity securities of issuers other than energy infrastructure companies. Other energy infrastructure companies and other issuers in which the Fund may invest may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of

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MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.
Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. “Restricted securities” are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.
In connection with its investments in restricted securities, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such investments may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed energy infrastructure MLP or energy infrastructure company or sold to or merged with an existing energy infrastructure MLP or energy infrastructure company in the future.
Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of energy infrastructure MLPs and other energy infrastructure companies and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund may invest in debt securities which provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund may invest in debt securities of any maturity or duration and is not required to maintain any particular maturity or duration for its portfolio as a whole. Certain bonds are “perpetual” in that they have no maturity date. The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody’s, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a debt security purchased by the Fund, which satisfied the Fund’s minimum rating criteria at the time of purchase, is subsequently downgraded below such rating, the Fund will not be required to sell such security. In the event of such a downgrade, the Sub-Adviser will consider what action to take in the best interest of the Fund and its shareholders.
Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.
Energy Sector Investments. Many energy infrastructure MLPs and other energy infrastructure companies operate within the energy sector. Therefore, a substantial proportion of the energy infrastructure MLPs and other energy infrastructure companies in which the Fund invests are concentrated in the energy sector of the economy. Such companies engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.
Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stock and MLP common units, in the

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Fund’s portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security.
Call options are contracts representing the right to purchase a security at a specified price (the “strike price”) at or before (depending on the type of option) a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may write call options on securities (including those of energy infrastructure MLPs and other energy infrastructure companies) and securities indices that are listed on a national securities exchange or in the over-the-counter market.
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a common stock, MLP unit or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. The Fund may not write (sell) “naked” call options, i.e. options representing more shares of the security than are held in the portfolio.
If an option written by the Fund is exercised, the Fund must deliver the underlying security upon payment of the exercise price at the time called for by the option. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund’s ability to close out over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.
Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or “ADRs,” and may include unsponsored or unregistered depositary receipts. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.

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Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.
Temporary Defensive Investments
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in energy infrastructure MLPs and other energy infrastructure companies and will invest at least 65% of its Managed Assets in equity securities of energy infrastructure MLPs and other energy infrastructure companies. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser and Sub-Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.
Certain Other Investment Practices
Strategic Transactions and Derivatives. In addition to the covered call option strategy described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to earn income, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or in connection with the Fund’s utilization of Financial Leverage. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on individual securities, equity and fixed-income indices, interest rates, exchange-traded funds and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called “Strategic Transactions”). Certain of these Strategic Transactions, such as options, futures contracts and swaps are described briefly below.
In addition to the covered call option strategy described above, the Fund may purchase or sell, i.e., write, options on securities (including those of energy infrastructure MLPs and other energy infrastructure companies) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio among other purposes.
The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts

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and related options may be on debt securities, financial indices, securities indices or U.S. government securities.
The Fund may enter into swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. To the extent consistent with the Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract, including interest rate, total return, currency, credit default and other swaps.
In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. New financial products continue to be developed and the Fund may invest in such products, or utilize new techniques or strategies, as they may be developed to the extent consistent with the Fund’s investment objective and regulatory and federal tax requirements applicable to the Fund. For example, to the extent new products are developed, the Fund could seek to obtain exposure to MLPs and MLP affiliates through the use of options, swaps or other derivative instruments.
The Fund has not adopted a maximum percentage limit with respect to derivative investments. However, the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of derivative instruments and the effect of derivative transactions on the management of the Fund’s portfolio and the performance of the Fund.
When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s Managed Assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns,

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or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser, the Sub-Adviser or any of their affiliates.
Other Investment Companies. The Fund may invest up to 10% of the Fund’s Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. As described in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.
Loans of Portfolio Securities. To increase income, the Fund is permitted to lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s Managed Assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the

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collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. The Fund has no present intention to lend its portfolio securities.
USE OF FINANCIAL LEVERAGE
The Fund may seek to enhance the level of the Fund’s current distributions through the use of financial leverage. The Fund may utilize leverage through the issuance of preferred shares (“Preferred Shares”), through borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), by engaging in reverse repurchase agreements and economically similar transactions or through a combination of Preferred Shares, Borrowings and/or reverse repurchase agreements (collectively “Financial Leverage”). The Fund may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). The amounts of the Fund’s Financial Leverage outstanding may vary over time and such amounts will be reported in the Fund’s audited and unaudited financial statements contained in the Fund’s annual and semi-annual reports to shareholders.
Under the 1940 Act the Fund may not incur Borrowings if, immediately after incurring such Borrowings, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of Borrowings outstanding, the Fund is required to have at least three dollars of assets). However, the 1940 Act does not require the Fund to pay down outstanding Borrowings in the event that asset coverage declines below 300% as a result of market movements. Therefore, as a result of declines in the value of the Fund’s portfolio holdings, the Fund may, subject to the terms of the Fund’s credit facility, have outstanding borrowings which exceed 33 1/3% of the Fund’s managed assets. In determining whether to pay down outstanding Borrowings in such circumstances, the Fund will consider a variety of factors, including the Sub-Adviser’s assessment of the market, the structure and terms of the borrowings and whether dispositions of portfolio securities would be necessary and the impact of any such dispositions.
Under the 1940 Act, the Fund may not issue Preferred Shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets).
With respect to leverage incurred through reverse repurchase agreement transactions and economically similar transactions, the Fund intends to earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). As a result of such segregation, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements and economically similar transactions will not be limited by the 1940 Act. However, the Fund’s use of leverage through reverse repurchase agreements and economically

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similar transactions will be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.
The Fund has entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc.
The issuance of additional Common Shares would enable the Fund to increase the amount of Financial Leverage while maintaining the percentage of the Fund’s Managed Assets attributable to Financial Leverage. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund’s Common Shares. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed. As used in this shareholder report, the term “Managed Assets” includes any assets attributable to the proceeds of Financial Leverage.
PRINCIPAL RISKS OF THE FUND
Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.
Not a Complete Investment Program
The Fund is intended for investors seeking a high level of after-tax total return, with an emphasis on current distributions paid to shareholders, over the long term. The Fund is not meant to provide a vehicle for those who wish to play short- term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund.
Investment and Market Risk
An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify

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the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in asset-backed securities are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser and Sub-Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Risks of Investing in MLP Units
The Fund’s investments in MLP units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.
Tax Risks
The Fund is treated as a regular corporation for U.S. Federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships generally do not pay U.S. federal income tax at the partnership level.

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Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would also have the effect of reducing the amount of cash available for distribution by the MLP and causing such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits (thus accelerating the recognition of taxable income). Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.
It is generally required that taxes, penalties, and interest associated with an audit of a partnership be assessed and collected at the partnership level. Accordingly, even if an MLP in which we invest were to remain classified as a partnership, it could be required to pay additional taxes, interest and penalties as a result of an audit adjustment, and we, as a direct or indirect partner of such MLP, could be required to bear the economic burden of those taxes, interest and penalties, which would reduce the value of the common shares.
If the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that exceeds the Fund’s allocable share of the MLP’s taxable income is essentially treated as return of capital. However, any such return of capital will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on its allocable share of the portion of the MLP’s income that is not offset by the MLP’s tax deductions. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability. A decline in the percentage of the MLPs’ income that is offset by tax deductions or an increase in the Fund’s portfolio turnover could increase the Fund’s tax liability and reduce the portion of the distributions paid by the Fund that is treated as return of capital and/or capital gain, as the case may be, and increase the portion treated as taxable dividend income. This generally would result in lower after-tax distributions to shareholders. In addition, sales of MLP units may result in taxable ordinary income being recognized in excess of any actual economic gain realized on the sale or even in the event of an overall loss. Such amounts are reported on a delayed basis.
Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.
Common Shareholders will receive a single Form 1099, while the Fund will receive Schedule K-1s and other tax reporting information from each MLP in which it is invested. However, the MLPs in which

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the Fund invests generally will not deliver their Schedule K-1s and other tax reporting information to the Fund until after the Fund must deliver Form 1099s to its Common Shareholders. If the Schedule K-1s and other tax reporting information received by the Fund show that the Fund’s estimates regarding its taxable income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its Common Shareholders, which may result in a Common Shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.
Deferred Tax Risk
As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s NAV, the Fund will account for its deferred tax liability and/or asset.
The Fund will accrue a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s NAV. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. Sales of MLP units may result in taxable ordinary income being recognized in excess of overall realized gain or even in the event of an overall loss. Such amounts will be reported to the Fund on a delayed basis. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s NAV per share, which would result in an immediate reduction of the Fund’s NAV per share.
The Fund will accrue a deferred tax asset which reflects an estimate of the Fund’s future tax benefit associated with realized and unrealized net operating losses and capital losses. Any deferred tax asset will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required, which would offset the value of some or all of the deferred tax asset. The need to establish a valuation allowance for a deferred tax asset is assessed periodically by the Fund based on the criterion established by the Financial Accounting Standards Board, Accounting Standards Codification 740 (ASC 740) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. The Fund’s deferred tax liability and/or asset is estimated using estimates of effective tax rates expected to apply to taxable income in the years such taxes are realized. For purposes of estimating the Fund’s deferred tax liability and/or asset for financial statement reporting and determining its NAV, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability and/or asset could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications

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of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.
Affiliated Party Risk
Certain energy infrastructure MLPs and other energy infrastructure companies in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such entities and ability of such entities to make distributions to unit holders, such as the Fund, would be adversely affected.
Equity Securities Risk
A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks and other equity securities of other energy infrastructure companies and other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. Equity securities have experienced heightened volatility over recent periods and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
The Fund may invest in equity securities issued by MLP affiliates, including general partners of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Investments in the MLP affiliates would be expected by the Sub-Adviser to provide economic exposure to the MLP asset class; however, such investments may not exhibit precise price correlation to any particular MLP or the MLP asset class generally.
I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of IShares tend to correlate to the price of common units, although the price correlation may not be precise. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares have limited voting rights. Holders of I-Shares are subject to the same risks as holders of MLP common units.
The Fund may invest in equity securities of other energy infrastructure companies. Non-MLP energy infrastructure companies in which the Fund invests are generally taxed as corporations. Such

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companies thus pay corporate-level taxes on their net taxable income and may not offer certain other advantageous tax characteristics of MLP investments. The prices of equity securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities in which the Fund invests. Equity securities are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky and more experience significantly greater price volatility than preferred stock or debt instruments of such issuers.
Concentration Risk
Because the Fund is focused in companies in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. A downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Energy Sector Risks
The Fund will concentrate its investments in the industry or group of industries that make up the energy sector. As a result, the Fund will be more susceptible to adverse economic, political, legislative or regulatory occurrences affecting the energy sector. Risks associated with investments in energy infrastructure entities and include the following:
Energy Commodity Price Risk. Energy infrastructure entities may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices may be influenced by changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods, among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of energy infrastructure entities. Recently, oil prices have declined significantly and experienced greater volatility. This may adversely impact energy infrastructure entities. Such companies growth prospects and ability to pay high dividends may be negatively impacted, would could adversely impact the NAV of the common shares and the ability of the Fund to continue to pay dividends at current levels. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

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Supply and Demand Risk. Energy infrastructure entities may be impacted by the levels of supply and demand for energy commodities. Energy infrastructure entities could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, catastrophic events, labor relations, increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, import volumes, international politics, policies of OPEC, and increased competition from alternative energy sources, among others. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries), increased taxation, increased environmental or other governmental regulation, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, and increased commodity prices, among others. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities.
Depletion Risk. Energy infrastructure entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
Regulatory Risk. The energy sector is highly regulated. Energy infrastructure entities are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may become subject to additional regulation or be declared hazardous sometimes retroactively, by a regulatory agency. Such actions could increase production costs and reduce supply, which may have an adverse impact on energy infrastructure entities that utilize such by-product on process and on energy infrastructure entities that rely on a supply of the impacted energy commodity. Examples of governmental regulations which impact energy infrastructure entities include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations and the permits issued under them is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties including civil fines, injunctions or both. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy infrastructure entities. Energy infrastructure entities may be adversely affected by additional regulatory requirements enacted in

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response to environmental disasters, which may impose additional costs or limit certain operations by energy infrastructure entities operating in various sectors.
Environmental Risk. There is an inherent risk that energy infrastructure entities may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy infrastructure entities, and the cost of any remediation that may become necessary. Energy infrastructure entities may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by energy infrastructure entities or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. There is an inherent risk that energy infrastructure entities may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of energy infrastructure entities. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Energy infrastructure entities may not be able to recover these costs from insurance.

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Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. Such measures, including carbon taxes or further emission restrictions or regulations, could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by energy infrastructure entities. The potential for the imposition of such measures may negatively impact energy infrastructure entities generally. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. The EPA has also taken action to require certain entities to measure and report greenhouse gas emissions and certain facilities may be required to control emissions of greenhouse gases pursuant to EPA air permitting and other regulatory programs. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
Acquisition Risk. Energy infrastructure entities in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such energy infrastructure entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that energy infrastructure entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies, assumption of liabilities, indemnification, customer losses, key employee defections, distraction from other business operations, and unanticipated difficulties in operating or integrating new product areas and geographic regions, among others.
Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of energy infrastructure entities to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of energy infrastructure entities in which the Fund invests. Rising interest rates may also impact the price of the securities of energy infrastructure entities as the yields on alternative investments increase.
Weather Risk. Weather plays a role in the seasonality of some energy infrastructure entities’ cash flows. Energy infrastructure entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane energy infrastructure entities experience decreased demand for their product. Although most energy infrastructure entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an energy

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infrastructure entity from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many energy infrastructure entities’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Catastrophic Event Risk. Energy infrastructure entities are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of energy infrastructure entities. Energy infrastructure entities may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Cyclical Industry Risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. An energy infrastructure entity’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy infrastructure entity could be subject to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy infrastructure entity. Oil and gas MLP entities operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.
Legislation Risk. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect energy infrastructure entities and other companies operating in the energy sector in which the Fund invests and/or the energy sector generally.
Recent Developments Regarding the Energy Sector. Prices of oil and other energy commodities have declined significantly and experienced significant volatility during recent years and oil prices have recently approached ten year lows. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of commodity prices may also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities. Some

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companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. As a result, many companies in which the Fund may invest have been and may continue to be adversely impacted by declines in, and volatility of, prices of energy commodities. Demand for energy commodities has recently declined. Reductions in production of oil and other energy commodities may lag decreases in demand or declines in commodity prices, resulting in global oversupply in such commodities. Slower global growth may lower demand for oil and other energy commodities and increased exports by Iran with the end of sanctions may increase supply, exacerbating oversupply of such commodities and further reducing commodity prices. Continued low prices for energy commodities, or continued volatility of such prices, could further erode such companies’ growth prospects and negatively impact such companies’ ability to sustain attractive distribution levels, which could adversely impact the NAV of the common shares and the ability of the Fund to continue to pay distributions on the common shares at current levels. Because the Fund is focused in energy infrastructure entities operating in the industry or group of industries that make up the energy sector of the economy, the Fund may be more susceptible to risks associated with energy commodity prices than an investment company that does not concentrate in such sector.
The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution will depend upon the amount of cash generated by such MLP operations. Cash available for distribution may vary widely from quarter to quarter and is affected by various factors affecting the MLP operations. Recently, a number of MLPs have reduced, suspended or eliminated their distributions. Such distribution reductions could adversely impact the ability of the Fund to continue to pay distributions on the Common Shares at current levels.
Adverse developments in the energy sector may result in MLPs seeking to restructure debt or file for bankruptcy. Limited partners in such MLPs, such as the Fund, may owe taxes on debt that is forgiven in a bankruptcy or an out-of-court restructuring, as cancellation of debt income, which creates a tax liability for investors without an associated cash distribution. While an MLP facing a debt restructuring may seek to implement structures that would limit the tax liability associated with the debt restructuring, there can be no assurance that such structures could be successfully implemented or would not have other adverse impacts on the Fund as an investor in the MLP.
Industry Specific Risks
Energy infrastructure entities are also subject to risks that are specific to the industry they serve.
Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to

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regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of these companies and their ability to pay cash distributions or dividends.
Midstream. Midstream energy infrastructure entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.
Upstream. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.
Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.
Oil and Gas Production. In addition to other risks described herein, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil, natural gas and/or refined petroleum products are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production,

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accidents or catastrophic events and economic conditions, among others. In addition the oil and gas industries may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil, natural gas and refined petroleum products as a result of accidents or catastrophic events and the reactions thereto, among others.
Propane. Propane energy infrastructure entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.
Coal. Energy infrastructure entities with coal assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.
Marine Transportation. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile due to the many conditions and factors that may affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.
Fracturing Services. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Congress has in recent legislative sessions considered legislation to amend the Safe Drinking Water Act, including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require

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disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business.
Small Capitalization Risk
The Fund may invest in securities of energy infrastructure entities that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by energy infrastructure entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Restricted Securities Risk
The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Risk Associated with an Investment in Initial Public Offerings
Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. The Fund’s investments in IPOs may make it subject to more erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase

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the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs, which decrease the value of investments and may result in additional taxable gains for the Fund and adversely affect the Fund’s performance. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.
Unseasoned Companies Risk
The Fund may invest in companies that (together with their predecessors) have limited operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.
Risk Associated with a Private Investment in Public Equity Transactions
Investors in private investment in public equity (“PIPE”) transactions purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.
Cash Flow Risk
The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. Reductions in distributions paid by energy infrastructure entities held by the Fund may reduce the value of such holdings, and as a result, the value of the Fund’s Common Shares. In addition, any such reductions in distributions paid by energy infrastructure entities may adversely impact the Fund’s ability to maintain its distribution rate.
Distribution Risk
The Fund will seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital. To the extent that the Fund’s cash flow is derived primarily from MLP distributions that consist of return of capital, the Fund’s anticipates that a significant portion of the Fund’s distributions to Common Shareholders will consist of return of capital. However, to the

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extent that the Fund’s cash flow is derived from distributions of the Fund’s share of an MLP’s taxable income, or from other amounts that are attributable to taxable income, such as distributions from other energy infrastructure companies, income or gain on the sale of portfolio securities or in connection with derivatives transactions, the portion of the Fund’s distributions to Common Shareholders treated as taxable dividend income could be increased. In addition, if the Fund generates current earnings and profits (as determined for U.S. federal income tax purposes) in a particular taxable year, a distribution by the Fund to its shareholders in that year will be wholly or partially taxable even if the Fund has an overall deficit in its accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. There can be no assurance as to what portion of any future distribution will consist of return of capital (as opposed to taxable dividend income). To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a lesser percentage of future distributions by the Fund to holders of its Common Shares may be treated as a return of capital for U.S. federal income tax purposes and a greater percentage of future distributions may be treated as ordinary income.
ETNs Risk
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced underlying asset.
Liquidity Risk
MLP common units and other equity securities in which the Fund invests often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
Valuation Risk
Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists.

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Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The NAV and market price of the Common Shares will tend to decline as a result of the Fund’s investment in such securities if market interest rates rise.
If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.
During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened under the current conditions.
In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the NAV and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

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Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and may increase the degree to which asset values may decline in such events.
Current Fixed-Income and Debt Market Conditions
Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the economic crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly discontinued, disrupted, reversed or are ineffective in achieving their desired outcomes or lead to increases in inflation. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows. Certain countries have experienced negative interest rates on certain debt securities and have pursued negative interest rate policies and others may do so in the future. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to create self-sustaining growth in the local economy. To the extent the Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, market participants may seek to reallocate their investments to other income-producing assets, which could further reduce the value of instruments held by the Fund with a negative yield. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments.
Lower Grade Securities Risk
The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody’s; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

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Portfolio Turnover Risk
The Fund’s portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.
Foreign Securities Risk
Investing in securities of foreign issuers may involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. These risks are heightened under the current conditions. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund’s investments in securities of foreign issuers may consist of investments in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.
Covered Call Option Strategy Risk
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund may write call options on individual securities. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a

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closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund may write exchange-listed and over-the-counter (“OTC”) options. Options written by the Fund with respect to non-U.S. securities generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options are complex and often valued subjectively, exposing the Fund to heightened counterparty, credit, liquidity, mispricing and valuation risks.
Derivatives Transactions Risk
In addition to the covered call option strategy described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts and other strategic transactions, to seek to earn income, facilitate portfolio management and mitigate risks.
Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy and put option writing strategy). If the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Risks inherent in the use of derivatives include:
dependence on the Sub-Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged; the fact that skills needed to use these strategies are different from those needed to select portfolio securities; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and the creditworthiness of counterparties.
In late October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the SEC’s asset segregation and coverage rules and guidance. To comply with Rule 18f-4, funds will need to trade derivatives and other transactions that create future payment or delivery options subject to a value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these new requirements will apply unless the fund satisfies a “limited derivatives users” exception, as defined in the SEC’s rulemaking release. Rule 18f-4 will also permit funds to elect to treat reverse repurchase agreements and similar financing transactions as derivatives transactions under the Rule, applying a consistent set of requirements to such transactions. Compliance with these new requirements will be required after an eighteen-month transition period. The compliance date for Rule 18f-4 is expected to be during the third quarter of 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the

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Fund’s investments and cost of doing business, which could adversely affect investors.
Market Discount Risk
The Fund’s Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund’s Common Shares have recently traded at a substantial premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Recent developments regarding the energy sector and investor perception regarding the energy sector generally may adversely impact the market for the Common Shares and increase the likelihood that the Common Shares will trade at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of holders of Common Shares to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.
Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.
Dilution Risk
The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of holders of Common Shares, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

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Other Investment Companies Risk
The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.
Royalty Trust Risk
Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.
Financial Leverage Risk
Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.
Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of NAV, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the

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repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.
Competition Risk
Since the time of the Fund’s initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.
Affiliated Transaction Restrictions Risks
From time to time, the Fund may “control” or may be an “affiliate”, each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

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Conflicts of Interest Risk
Guggenheim Partners is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”) and the requirements of the 1940 Act, the Adviser may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged
Non-Diversified Status Risk
The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are a limited number of publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other energy infrastructure entities and securities of issuers other than energy infrastructure entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Common Shares.

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Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s sub-adviser, responsible for management of the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Market Disruption and Geopolitical Risk
The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine, and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the United Kingdom’s pending withdrawal from the EU and the resulting profound and uncertain impacts on the economic and political future of the United Kingdom, the exit or potential exit of one or more countries from the EU or the European Monetary Union (“EMU”), the EU and global financial markets, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, health, labor and other global market developments and disruptions.
The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, certain risks described above are heightened under current conditions.
Recent Market, Economic, and Social Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity,

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widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.
The outbreak of infectious respiratory illness caused by a novel coronavirus known as “COVID-19” is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.
Legislation and Regulation Risk
At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators my implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions).. Legislation or regulation may limit or restrict the Fund’s activities. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. The SEC’s rules intended to limit, assess and manage liquidity risk may materially affect the securities in which the Fund invests and the Fund’s investment strategies and performance. The Adviser and the Sub-Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.
LIBOR Risk
The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments,

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financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.
On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate, the

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alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
Various pending legislation, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law.
These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Technology Risk
As the use of Internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.
Cyber Security Risk
As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors,

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and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.
The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions.
EFFECTS OF LEVERAGE
Assuming that the Fund’s total Financial Leverage represented approximately 21.47% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $15,042,000) and interest costs to the Fund at a combined average annual rate of 2.59% (based on the Fund’s average annual leverage costs for the fiscal year ended November 30, 2020) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.56% to cover such interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.
The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 21.47% of the Fund’s Managed Assets. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(13.44%)	(7.07%)	(0.71%)	5.66%	12.03%
Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market and other factors.
During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified

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rate, only the Fund’s Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and the Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.
INTEREST RATE TRANSACTIONS
In connection with any such use by the Fund of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.
The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.
The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.
The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.
Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net

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payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.
Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.
In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.
The Fund may choose or be required to prepay Borrowings. Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:
(1)     Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
(2)     Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
(3)     Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 93

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)(continued)	November 30, 2020

(4)     Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
(5)     Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total managed assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
(6)     Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLP entities, which will be concentrated in the industry or group of industries that comprise the energy sector, (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (c) when the Fund has taken a temporary defensive position, or (d) as otherwise permitted by applicable law. “MLP entities” means MLPs and affiliates of MLPs that own primarily general partner interests, or, in some cases, subordinated units, registered or unregistered common units or other limited partner units in an MLP.

94 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

FUND INFORMATION (Unaudited)	November 30, 2020

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Angela Brock-Kyle	Chicago, IL

Donald A. Chubb, Jr.
Investment Sub-Adviser
Jerry B. Farley	Tortoise Capital Advisors, L.L.C.
Leawood, KS
Roman Friedrich III

Amy J. Lee*	Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Thomas F. Lydon, Jr.	Rockville, MD

Ronald A. Nyberg	Custodian
The Bank of New York Mellon Corp.
Sandra G. Sponem	New York, NY

Ronald E. Toupin, Jr.,	Legal Counsel
Chairman	Dechert LLP
Washington, D.C.

* This Trustee is an “interested person” (as	Independent Registered Public
defined in Section 2(a)(19) of the 1940 Act)	Accounting Firm
(“Interested Trustee”) of the Fund because of	Ernst & Young LLP
her position as President of the Investment	Tysons, VA
Adviser.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT l 95

FUND INFORMATION (Unaudited) continued	November 30, 2020

Privacy Principles of Fiduciary/Claymore Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore Energy Infrastructure Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Fiduciary/Claymore Energy Infrastructure Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/fmo.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

96 l FMO l FIDUCIARY/CLAYMORE ENERGY INFRASTRUCTURE FUND ANNUAL REPORT

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ABOUT THE FUND MANAGERS

Tortoise Capital Advisors, L.L.C.
Tortoise invests in essential assets – those assets and services that are indispensable to the economy and society. With a steady wins approach and a long-term perspective, Tortoise strives to make a positive impact on clients and communities. Tortoise’s energy investing expertise across the energy value chain, including infrastructure and MLPs, dates back more than 20 years.
The Tortoise Investment Team is dedicated to managing Master Limited Partnerships (MLPs) and energy infrastructure strategies for open and closed-end mutual funds, public and corporate pension plans and private wealth individuals.
Investment Philosophy
The team’s core philosophy is that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. This philosophy has served the team well as it has navigated through MLP cycles since 1995. The team’s investment philosophy is based on our belief that strategy dominates tactics. It is our expectation that a portfolio incorporating a well-founded top-down strategy, rigorous quantitative analysis, and strong fundamental research increases the probability of generating excess return relative to the benchmark. To manage risks in our portfolios, we limit concentration and generally exclude those issues that we believe to be of lower quality, and thus higher risk.
Our style is best described as a core, risk-aware approach with a bias over the long term towards higher-quality, higher-growth, and smaller capitalization MLPs and energy infrastructure companies.
Investment Process
The team seeks to achieve the Fund’s investment objective by investing primarily in securities of energy infrastructure MLP (Master Limited Partnership) entities and other energy infrastructure companies that the team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the team looks for companies that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the team employs a top-down process which considers a combination of quantitative, qualitative and relative value factors. The team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.
Tortoise Capital Advisors, L.L.C.	Guggenheim Funds Distributors, LLC
5100 W. 115th Place	227 West Monroe Street
Leawood, KS 66211	Chicago, IL 60606
Member FINRA/SIPC
(01/21)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-AR-1120

Item 2.  Code of Ethics.
 (a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
 (d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)         (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.  Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $52,805 and $51,517 for the fiscal years ending November 30, 2020, and November 30, 2019, respectively.
(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending November 30, 2020, and November 30, 2019, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $186,476 and $257,587 for the fiscal years ending November 30, 2020, and November 30, 2019, respectively.

The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending November 30, 2020, and November 30, 2019, respectively.

The registrant’s principal accountant did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(e) Audit Committee Pre-Approval Policies and Procedures.
(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.
V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies

o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(ii)	None of the services described in each of Items 4(b) through Item 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $186,476 and $257,587 for the fiscal years ending November 30, 2020 and November 30, 2019, respectively.
(h) Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Roman Friedrich III, Ronald A. Nyberg, Donald A. Chubb, Jerry B. Farley, Angela Brock-Kyle; Thomas F. Lydon, Jr.; Sandra G. Sponem, and Ronald E. Toupin, Jr.

(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a) (1) Matt Sallee and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2020:
Name	Since	Professional Experience
Matt Sallee, CFA	2020
Mr. Sallee joined the firm in 2005 and is an Executive Committee member and a member of the Tortoise Development Committee and serves as President of the Tortoise platform. He oversees Tortoise’s energy investment team and Tortoise/Ecofin co-managed energy products. Mr. Sallee serves as president of the Tortoise Energy Infrastructure Corp. and Tortoise Midstream Energy Fund, Inc. closed-end funds, and is a member of the Investment Committee. He has more than 20 years of industry experience and regularly speaks on national media (CNBC). Previously, he served for five years as a senior financial analyst with Aquila, Inc., where he was responsible for analysis of capital allocation at the firm’s communications infrastructure subsidiary, Everest Connections. Mr. Sallee graduated magna cum laude from the University of Missouri with a degree in business administration. He is a CFA® charterholder.

Quinn T. Kiley	2008
Mr. Kiley joined a predecessor firm , now part of Tortoise, in 2005 and is a managing director and senior portfolio manager focused on Tortoise’s midstream energy portfolio. He previously served as vice president of Corporate & Investment Banking at Banc of America Securities in New York and was responsible for executing strategic advisory and financing transactions for clients in the energy & power sectors. Mr. Kiley graduated from Washington & Lee University with a Bachelor of Science degree with honors in geology and also earned a Master of Science degree in geology from the University of Montana, and a Master of Business Administration degree from the Kelley School of Business at Indiana University. Additionally, he earned a Juris Doctorate from Indiana University School of Law and was admitted to the bar in New York. He serves on the finance committees of Rossman School and the Magic House.

(a) (2) (i-iii) Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2020:
Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

Matt Sallee	Registered Investment Companies:	8	$2,576 mil	0	$0
	Other Pooled Investment Vehicles:	7	$269	0	$0
	Other Accounts:	449	$2,573 mil	12	$1,017

Quinn T. Kiley	Registered Investment Companies:	2	$365 mil	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	112	$81 mil	0	$0

(a) (2) (iv) Conflicts of Interest.

Conflicts of interest may arise because the Sub-Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which the Fund will have no interest. The Sub-Adviser’s portfolio managers must allocate time and investment ideas across multiple accounts. Trades may be executed for some accounts that may adversely impact the value of securities held by other accounts.  Conflicts of interest arise from the fact that a related person of the Sub-Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Sub-Adviser also serves as manager. Conflicts of interest also arise from the fact that another related person of the Sub-Adviser serves as general partner of a private fund the Sub-Adviser manages, and the affiliated general partner, as well as certain employees of the Sub-Adviser, including certain of the portfolio managers, own an interest in the private fund. The affiliated general partner receives a carried interest in distributions by the private fund.  The Sub-Adviser and/or the investment personnel may have financial incentives to favor certain of such accounts over the Fund. Certain of the funds and accounts managed by the Sub-Adviser may invest in the equity securities of a particular company, while other funds and accounts managed by the Sub-Adviser may invest in the debt securities of the same company. Proprietary accounts of the Sub-Adviser or its supervised persons and other customer accounts may compete with the Fund for specific trades. The Sub-Adviser may buy or sell securities for the Fund that differs from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s.
From time to time, the Sub-Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy. The Sub-Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Sub-Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Sub-Adviser has adopted various policies to mitigate these conflicts, including policies that require the Sub-Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Sub-Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.
Situations may occur in which the Fund could be disadvantaged because of the investment activities conducted by the Sub-Adviser for other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. The Sub-Adviser and/or investment personnel may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to the Sub-Adviser by that other fund.
The Fund’s investment opportunities may be limited by affiliations of the Sub-Adviser or its affiliates with energy companies. In addition, to the extent the Sub-Adviser sources, contemplates, structures, or makes private investments in energy companies, certain employees of the Sub-Adviser may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an energy company about which the Sub-Adviser has material nonpublic information.
The Fund’s investment opportunities may be limited by investment opportunities in companies that the Sub-Adviser is evaluating for other clients. To the extent a potential investment is appropriate for the

Fund and one or more other clients, the Sub-Adviser will need to fairly allocate that investment to the Fund or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for the Fund in which it cannot invest under the particular allocation method being used for that investment.
Under the 1940 Act, the Fund and its affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Sub-Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Fund invests. To the extent the Fund is not precluded from co-investing, the Sub-Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Fund’s affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Fund.
The Sub-Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Sub-Adviser that are the same as, different from, or made at a different time than positions taken for the Fund. Further, the Sub-Adviser may at some time in the future, manage other investment funds with the same investment objectives as the Fund’s.
(a) (3) Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:
Each portfolio manager receives base compensation from the Subadviser for the services he/she provides. They are also eligible for an annual cash bonus based on the Subadviser’s earnings and the satisfaction of certain other conditions. In addition to the salary and bonus paid, each portfolio manager is offered a comprehensive and competitive benefits program.  wholly owns the Sub-Adviser, and each thus benefits from increases in the net income of the Sub-Adviser. The Sub-Adviser’s earnings are based in part on the value of assets held in the Fund’s portfolio, as the Sub-Adviser’s fee is a percentage of the average managed assets of the Fund.
(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of November 30, 2020:
Name of Portfolio Manager(Missing Graphic Reference)	Dollar Range of Equity Securities in Registrant (Missing Graphic Reference)
Matt Sallee	$0-$100,000
Quinn T. Kiley	$100,001-$500,000

(b) Not applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission (“SEC”).  Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.
Subsequent to the original filing of the Fund’s Form N-CSR for the semi-annual period ended May 31, 2020, a material weakness was identified which resulted in an understatement of the Fund’s net tax liability and therefore an overstatement in the net asset value reported in the Fund’s financial statements for the semi-annual period ended May 31, 2020. Management previously concluded that the Registrant’s disclosure controls and procedures were effective as of May 31, 2020, but due to the identification of the understatement of the Fund’s net  tax liability, it was determined that there existed a material weakness related to the Fund’s accounting for income taxes at November 30, 2020.  As a result, the Registrant has since concluded that its disclosure controls and procedures related to the Fund’s accounting for income taxes were not effective as of November 30, 2020.
A material weakness (as defined in Rule 12b-2 under the Securities Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.
Following the identification and review of the understatement of the Fund’s net tax liability and prior to the issuance of the Registrant’s annual report, the Registrant enhanced its controls and procedures related to the accounting for income taxes to include a timely review of all portfolio sales to assess the tax effect of such sales and their impact on the measurement of income tax liabilities.
Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)   Not applicable.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)       Tortoise St. Louis team Proxy Voting Policy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Fiduciary/Claymore Energy Infrastructure Fund
By:       /s/ Brian Binder
Name:  Brian E. Binder
Title:    President and Chief Executive Officer
Date:    February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:        /s/ Brian Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date: February 23, 2021
By:         /s/ John L. Sullivan
Name:   John L. Sullivan
Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      February 23, 2021